Exhibit 10.7

                             INTERCREDITOR AGREEMENT


     This Intercreditor Agreement (this "Agreement"), dated as of September 7, 2005, is by and among the investors identified on the signature page hereto, (collectively, the "Investors"), Montgomery Equity Partners, LTD ("Montgomery"), a Delaware limited partnership, (Montgomery also referred to as the "Lender"), and In Veritas Medical Diagnostics, Inc. a Colorado corporation (the "Borrower"). All terms used herein which are defined in Section 1 hereof or in the text of any other Section hereof shall have the meanings given therein.

                                   WITNESSETH:

     WHEREAS, Montgomery is purchasing from the Company Seven Hundred Fifty Thousand Dollars ($750,000) of Secured Convertible Debentures of the Company (the "Convertible Debentures").

     WHEREAS, the Borrower shall have filed a form UCC-1 with regard to the Pledged Property (the "Collateral") as detailed in the Security Agreement ("Security Agreement") dated the date hereof between the Company and Montgomery, and provided proof of such filing to Montgomery.

     WHEREAS, the Borrower has, or will be granting liens in substantially all of its assets in favor of the Investors, pursuant to a certain investment that the Investors made in the Company.

     WHEREAS, The Investors desires to agree upon Montgomery purchasing the Convertible Debentures that Montgomery shall be a secured party pursuant to the UCC-1 filed on behalf of Montgomery and shall be superior to the Investors as if Montgomery's UCC-1 was filed before any and all of the Investor's liens, and for the application of proceeds of the Collateral after certain events and certain payments with respect to the Indebtedness (as that term is defined below) and to agree upon various other matters with respect to their respective agreements with the Borrower and their rights thereunder.

     NOW, THEREFORE, for the above reasons, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions.

     Unless otherwise defined herein, for the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively.

     "Enforcement" shall mean (a) for the Lender to make written demand for payment of or accelerate the time for payment of any of the Indebtedness (as that term is defined below) in favor of such Lender, (b) for the Lender to terminate its commitment to make revolving loans prior to the scheduled date for the expiration of such commitment, as such date may be extended from time to

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time, (c) for the Lender to commence enforcement of any rights or remedies under or with respect to the Convertible Debentures, any note, or any other Indebtedness, or to set off or appropriate any balances held by it for the account of Borrower or any other property at any time held or owing by it to or for the credit or account of Borrower, (d) for the Lender to commence the judicial or non judicial enforcement of any rights or remedies under the Convertible Debentures, this Agreement and the Security Agreement (the "Collateral Documents") (other than an action solely for the purpose of establishing, continuing or defending the lien or security interest intended to be created by the Collateral Documents upon or in any Collateral as against or from claims of third parties on or in such Collateral), to appropriate any property at any time held or owing by it to or for the credit or for the account of any Borrower or to otherwise take any action to realize upon the Collateral, or (e) the commencement by, against or with respect to Borrower of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver ("Insolvency Proceedings") either.

     "Enforcement Proceeds" shall have the meaning given in Section 4(a) hereof.

     "Event of Default" shall mean the occurrence of an "Event of Default", as defined in the Convertible Debentures, which is not waived by the Lender.

     "Indebtedness" shall mean the principal amount of and interest due to the Lender, and all of the other present or future indebtedness, liabilities and obligations of Borrower now or hereafter owed to any or all of the Lenders under the Convertible Debenture, the Collateral Documents or any agreements or instruments delivered under or in connection therewith, and all renewals and extensions thereof; provided that any amount of Indebtedness that is not allowed as a claim against the Borrower in any Insolvency Proceeding shall not constitute "Indebtedness" for the purposes of Section 4(c) and 4(d) of this Agreement.

     "Enforcement Date" with respect to an Enforcement shall mean the earliest date on or prior to the date of such Enforcement and (a) on which an Enforcement Event occurs and (b) on each date after which, until the date of such Enforcement, one or more Enforcement Events were in effect.

     "Enforcement Event" shall mean (a) an Enforcement, (b) the occurrence of any Event of Default (unless such Event of Default has been waived pursuant to the terms of the Convertible Debentures with the consent of the Lender), or (c) any refusal by the Lender to make any revolving loan requested by the Borrower (irrespective of whether the conditions precedent thereto specified in the applicable Convertible Debentures have been satisfied) where such revolving loan would not cause the Borrower to exceed the limitations set forth in such Convertible Debentures.

2.   Lien Priorities.

     The parties hereto expressly agree that the security interests and liens granted to the Lender shall secure the Indebtedness of the Lender and that, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens of the Investors upon or in any of the Collateral to secure any Indebtedness, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral, such security interests and liens of the Lender shall be first and prior security interests and liens in favor of the Lender to secure the Indebtedness.

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3.   Certain Notices.

     The Lender agrees to use its reasonable efforts to give to the Investors
(a) copies of any notice of the occurrence or existence of an Event of Default sent to Borrower, promptly after the sending of such notice to Borrower, (b) notice of the occurrence or existence of an Event of Default of which such party has knowledge, promptly after obtaining knowledge thereof, (c) notice of refusal of a Lender to make a revolving loan promptly after such refusal, and (d) notice of an Enforcement by such party, prior to commencing such Enforcement, but the failure to give any of the foregoing notices shall not affect the validity of such notice of an Event of Default given to the Borrower or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other Lender or third party.

4. Distribution of Proceeds of Collateral After Enforcement; Sharing of Certain Payments.

          (a) Distribution of Enforcement Proceeds. On and after the occurrence of an Event of Default, all proceeds of Collateral received by the Lender (including, without limitation, any amount of any balances held by any Lender for the account of any other Lender or any other property held or owing by it to or for the credit or for the account of any Lender setoff or appropriated by it) ("Enforcement Proceeds") shall be delivered to the Lender.

     (b) Distribution of Payments. On and after the occurrence of an Event of Default, and any other payments received, directly or indirectly, by the Lender on or with respect to any Indebtedness (including, without limitation, any payment under any guaranty agreement, any payment in any Insolvency Proceeding and the proceeds from any sale of any Indebtedness or any interest therein to Borrower) shall not be shared by the Lender and the Investors.

5.   Other Guaranties; Liens and Security Interests.

          (a) The Lender and the Investors agree that the Lender may exercise any rights or remedies under the Convertible Debentures or the Collateral Documents which have or may have arisen or which may arise as a result of an Event of Default or an acceleration of the maturities of the Indebtedness and that it will give the Lender prompt written notice of the exercise of any such rights or remedies.

          (b) Nothing contained in this Agreement shall (i) prevent the Lender from imposing a default rate of interest in accordance with the applicable Convertible Debentures, as applicable, or prevent the Lender from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, or (ii) affect or impair the right the Lender may have under the terms and conditions governing the Indebtedness to accelerate and demand repayment of such Indebtedness. Subject only to the express limitations set forth in this Agreement, the Lender retains the right to freely exercise its rights and remedies as a general creditor of Borrower in accordance with applicable law and agreements with Borrower, including without limitation the right to file a lawsuit and obtain a judgment therein against Borrower and to enforce such judgment against any assets of the Borrower other than the Collateral. Nothing contained in this Agreement shall be construed as an amendment of, or a waiver of or a consent to the departure by Borrower from, any provision of the Convertible Debenture.

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          (c) Subject to the provisions set forth in this Agreement, the Lender may (without having to account therefore to any other Lender) own, sell, acquire and hold equity and debt securities of the Borrower and lend money to and generally engage in any kind of business with the Borrower, and, subject to the provisions of this Agreement, the Lender may prior to an Event of Default accept interest, principal payments, fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Investors.

6.   Accounting; Adjustments.

          (a) The Lender agrees to render an accounting to the Investors of the amounts of the outstanding Indebtedness, receipts of payments from the Borrower and of other items relevant to the provisions of this Agreement upon the reasonable request from the Investors as soon as reasonably practicable after such request, giving effect to the application of payments and collections as hereinbefore provided in this Agreement.

          (b) Each party hereto agrees that (i) to the extent any payment of any payment distributed to it hereunder is in excess of the amount due to be distributed to it hereunder, it shall pay to the other parties hereto such amounts so that, after giving effect to such payments, the amounts received by all parties are equal to the amounts to be paid to them hereunder, and
     (ii) in the event any payment of any payment made to any party hereto is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then each of the other parties hereto shall pay such party such amounts so that, after giving effect to the payments hereunder by all other parties, the amounts received by all parties are not in excess of the amounts to be paid to them hereunder as though such payment so invalidated, declared to be fraudulent or preferential, set aside or required to be repaid had not been made.

7.   Notices.

     Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, with proper postage prepaid, one business day after delivery to a courier for next day delivery, upon delivery by courier or upon transmission by telecopy or similar electronic medium (provided that a copy of any such notice sent by such transmission is also sent by one of the other means provided hereunder within one day after the date sent by such transmission) to the addresses set forth below the signatures hereto, with a copy to any person or persons set forth below such signature shown as to receive a copy, or to such other address as any party designates to the others in the manner herein prescribed. Any party giving notice to any other party hereunder shall also give copies of such notice to all other parties.

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8.   Contesting Liens or Security Interests; No Partitioning or Marshalling of
     Collateral; Contesting Indebtedness.

     The Investors shall not contest the validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to the Lender as contemplated hereby and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests.

9.   No Additional Rights for Borrower Hereunder.

     Borrower, by its consent hereto, acknowledges that it shall have no rights under this Agreement. If the Lender shall violate the terms of this Agreement, Borrower agrees, by its consent hereto, that it shall not use such violation as a defense to any enforcement by any such party against Borrower nor assert such violation as a counterclaim or basis for setoff or recoupment against any such party.

10.  Insolvency Proceedings.

     Nothing contained herein shall limit or restrict the independent right of the Lender to initiate an action or actions in any Insolvency Proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of collateral and post-petition financing arrangements. This Agreement shall survive the commencement of any Insolvency Proceeding.

11.  Independent Credit Investigation.

     The Lender, nor any of its respective directors, officers, agents or employees, shall be responsible to any of the others for the solvency or financial condition of Borrower or the ability of Borrower to repay any of the Indebtedness or perform its obligations under any of the Collateral Documents, or for the value, sufficiency, existence or ownership of any of the Collateral, the perfection or vesting of any lien or security interest, or the statements of Borrower, oral or written, or for the validity, sufficiency or enforceability of any of the Indebtedness, the Convertible Debentures, any document or agreement executed or delivered in connection with or pursuant to any of the foregoing, or any liens or security interests granted by Borrower in connection therewith. The Lender has entered into its respective financial agreements with Borrower based upon its own independent investigation, and makes no warranty or representation to the others, nor does it rely upon any representation by any of the others, with respect to the matters identified or referred to in this Section.

12.  Supervision of Obligations.

     Except to the extent otherwise expressly provided herein, the Lender shall be entitled to manage and supervise the obligations of the Borrower to it in accordance with applicable law and such Lender's practices in effect from time to time without regard to the existence of any other Lender.

13.  Amendment.

     This Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by all of the Lender and the Investors.

14.  Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereof, including subsequent holders of the Indebtedness and persons subsequently becoming parties

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to the Convertible Debentures as a "Lender" thereunder, provided that no Lender shall assign or transfer any interest in any Indebtedness or permit such person to become such a party to a Convertible Debenture unless such transfer or assignment is made subject to this Agreement and such transferee, assignee or person becomes a signatory to this Agreement and assumes the obligations of the transferor or assignor hereunder from and after the time of such transfer or assignment or the time such person becomes a party to a Convertible Debenture. Upon an assignment by any Lender of all or any portion of the Convertible Debentures and the assumption by the transferee of such Lender's obligations hereunder in respect of such Convertible Debentures, or portion thereof, so assigned, such Lender shall be automatically released from all obligations thereafter accruing hereunder in respect of such Convertible Debenture or portion thereof, so assigned.

15.  Termination.

     In the event (i) a Convertible Debenture is terminated, all Indebtedness of the Borrower is paid in full, and (ii) the Lender shall have no outstanding obligations hereunder with respect to payments previously received and distributed hereunder, this Agreement shall terminate ninety one (91) business days after the last to occur of any event referred to in the preceding clauses
(i) and (ii) so long as no proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for Borrower or its assets is commenced prior to such 91st day.

16.  Amendment, Supplement or Waiver of Agreements with Borrower, etc.

     Nothing contained in this Agreement shall limit or restrict the rights of the Lender and the Borrower to amend, supplement, restate or waive any provision of the Convertible Debentures to which they are a party, any note, convertible debenture or any guaranty agreement or other agreement or instrument related thereto or executed and delivered in connection therewith (including, without limitation, to increase the amount of Indebtedness or waive an Event of Default), provided no such amendment increases the amount of the Convertible Debentures.

17.  Cooperation.

     The Lender and The Investors hereby agree to fully cooperate with each other in order to promptly discharge the terms and provisions of this Agreement. The Lender and the Investors also hereby agree, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such actions, all as may be reasonably necessary to effectuate the terms, provisions and intent of this Agreement.

18.  Representations and Warranties.

     The Lender and the Investors represents and warrants that each is duly organized, validly existing and in good standing under the laws of this respective jurisdiction of incorporation or organization, that it has all necessary corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder, that this Agreement has been duly authorized, executed and delivered by it or on its behalf, and that this Agreement is enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of the rights of creditors generally as at the time in effect, by common law or statutory requirements with respect to commercial reasonableness, and by general principles of equity.

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19.  No Third Party Beneficiaries.

     This Agreement is intended solely to govern the relationship among the Lender and The Investors, and intended for the sole benefit of the Lender and the Investors and their transferees, successors and assigns. This Agreement shall not benefit or create any right or cause of action in, or on behalf of, Borrower or other person, other than the Lenders and their transferees, successors and assigns.

20.  Counterparts.

     This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

21.  Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED AS TO VALIDITY, INTERPRETATIONS, ENFORCEMENT EVENT AND EFFECT BY THE LAWS OF THE STATE OF NEW JERSEY (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE GOVERNED BY THE LAWS OF ANY OTHER JURISDICTION).

                            [Signature page follows]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                           COMPANY:
                                           IN VERITAS MEDICAL DIAGNOSTICS, INC.

                                           By:    /s/
                                                  ------------------------------
                                           Name:  John Fuller
                                           Title: Chief Executive Officer

                                           INVESTOR:
                                           MONTGOMERY EQUITY PARTNERS, LTD

                                           By:      Yorkville Advisors, LLC
                                           Its:     General Partner

                                           By:    /s/
                                                  ------------------------------
                                           Name:  Mark Angelo
                                           Title: Portfolio Manager

Investors:

LONGVIEW FUND L.P.


By:    /s/
       ------------------------------
Name:  S. Michael Rudolph
Title: General Partner


WHALEHAVEN CAPITAL FUND LTD.


By:
     ------------------------------
Name:
Title:

THE RUBIN FAMILY IRREVOCABLE STOCK TRUST


By:
     ------------------------------
Name:
Title:


TRIUMPH RESEARCH PARTNERS, L.L.C.


By:    /s/
       ------------------------------
Name:  Kenneth Orr
Title:



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                   ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT
                           TO INTERCREDITOR AGREEMENT


     The undersigned, the Borrower described in the Intercreditor Agreement set forth above, acknowledges and, to the extent required, consents to the terms and conditions thereof. The undersigned Borrower does hereby further acknowledge and agree to its agreements under the Intercreditor Agreement and acknowledges and agrees that it is not a third-party beneficiary of, or has any rights under, the Intercreditor Agreement. The undersigned hereby further agrees that any proceeds or any payment made to any Lender which is required to be delivered to the Lender in accordance with the provisions of the Intercreditor Agreement shall be deemed to have been delivered by the Borrower to pay the Indebtedness in the amounts in which any such proceeds or payments are allocated under Section 4 notwithstanding the amount initially paid to or received by any particular Lender.

     This Acknowledgment of and Agreement to Intercreditor Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one of the same instrument. In proving this Acknowledgment of and Agreement to Intercreditor Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment of and Consent and Agreement to Intercreditor Agreement to be executed by its duly authorized officers as of September ___, 2005.



                                          BORROWER:
                                          IN VERITAS MEDICAL DIAGNOSTICS, INC.

                                          By:
                                          Name:    John Fuller
                                          Title: Chief Executive Officer



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